THIRD AVENUE VARIABLE SERIES TRUST

Third Avenue Value Portfolio

Supplement dated October 12, 2016
to Prospectus dated April 29, 2016

Effective October 1, 2016, the following information supplements and supersedes and replaces any contrary information in the section of the Prospectus entitled “The Investment Adviser and Distributor”:

Foreside Fund Services, LLC (the “Distributor”), serves as Distributor of the Fund. The Distributor is not affiliated with the Adviser or Affiliated Managers Group, Inc., which owns an indirect majority equity interest in the Adviser. The Distributor receives no compensation from the Fund, although the Adviser pays the Distributor a fee for certain distribution-related services.